UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 27, 2016

QPAGOS

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-192877	33-1230229
(Commission File Number)	(IRS Employer Identification No.)

Paseo del la Reforma 404 Piso 15 PH
Col. Juarez, Del. Cuauhtemoc
Mexico, D.F. C.P. 06600

(Address of principal executive offices)

1900 Glades Road, Suite 265

Boca Raton, Florida 33431

(Mailing Address)

+52 (55) 55-110-110

(Registrant’s telephone number, including area code)

Asiya Pearls, Inc.

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 27, 2016, Asiya Pearls, Inc. (the “Company”) filed a Certificate of Amendment to the Articles of Incorporation with the Secretary of State of Nevada to change the name of the Company to QPAGOS.

On June 1, 2016, the Board of Directors approved a change in the Company’s fiscal year end from October 31 to December 31.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed as part of this Report.

Exhibit
Number	Description

3.1	Certificate of Amendment to the Articles of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QPAGOS (f/k/a ASIYA PEARLS, INC.)

Date: June 2, 2016	By:	/s/ Gaston Pereira
Name: Gaston Pereira
Title: Chief Executive Officer